Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT 2002

In connection with the Annual Report of Royal Bancshares a Pennsylvania, Inc. (“Royal”) on Form 10-K for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, F. Kevin Tylus, Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.
The information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Royal as of the dates and for the periods expressed in the Report.

/s/ F. Kevin Tylus
F. Kevin Tylus
Principal Executive Officer
May 20, 2013

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.